Prospectus Supplement	March 21, 2018

Putnam Investors Fund
Prospectus dated November 30, 2017

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Investors Fund (“Investors Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved, the merger of Investors Fund into Putnam Multi-Cap Core Fund (“Multi-Cap Core Fund”).

Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interest of Investors Fund and its shareholders. Investors Fund and Multi-Cap Core Fund have similar investment goals, as Investors Fund seeks long-term growth of capital and any increased income that results from this growth and Multi-Cap Core Fund seeks capital appreciation. Both funds pursue substantially similar investment strategies, investing mainly in common stocks (growth or value stocks or both) of U.S. companies worldwide that Putnam Management believes have favorable investment potential. However, Investors Fund invests mainly in large U.S. companies, while Multi-Cap Core Fund invests mainly in U.S. companies of any size.

A full description of Multi-Cap Core Fund and the terms of the merger will be contained in a prospectus, which is expected to be mailed to shareholders in May, 2018. No shareholder approval of the merger is required.

Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about June 25, 2018, with the net asset value of the shares to be issued in the merger expected to be determined on or about June 22, 2018. The merger is expected to qualify as a tax-free reorganization for federal income tax purposes.

Investors Fund may dispose of certain portfolio holdings in connection with the merger. Such transactions may result in brokerage commissions or other transaction costs. Depending on market conditions at the time, these transactions could also result in the realization of capital gains distributable to shareholders, whether net capital gains taxable as such or short-term capital gains taxable as ordinary income.

Investors Fund will be closed to new accounts on or about May 18, 2018. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Multi-Cap Core Fund, nor is it a solicitation of any proxy. For more information regarding Multi-Cap Core Fund, or to receive a free copy of the prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus relating to the merger will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus relating to the merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

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